UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2004
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On December 2, 2004, the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. (the “Company”), a Delaware corporation, executed a Unanimous Consent to Action Taken in Lieu of Special Meeting regarding the Fourth Amendment (the “Amendment”) to the Company’s Retirement Plan. The Amendment revises the definition of a participant in the Retirement Plan effective December 2, 2004. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.40 and is incorporated herein by reference.

        On December 2, 2004, the Human Resources and Compensation Committee of the Board of Directors of the Company executed a Unanimous Consent to Action Taken in Lieu of Special Meeting regarding an amendment to the Company’s Retirement Savings Plan (the “401(k) Amendment”). The 401(k) Amendment modifies the definition of an employee for specific contribution purposes and liberalizes the eligibility conditions for the salary deferral feature of the Company’s Retirement Savings Plan effective January 1, 2005. The foregoing description of the 401(k) Amendment is qualified in its entirety by reference to the 401(k) Amendment, a copy of which is attached hereto as Exhibit 10.41 and is incorporated herein by reference.

        On December 6, 2004, the Company, as a borrower, DTG Operations, Inc., an Oklahoma corporation, as a borrower (“Operations”), Thrifty Rent-A-Car System, Inc., an Oklahoma corporation, as a borrower, Various Financial Institutions named therein, and Credit Suisse First Boston, as the administrative agent, entered into that certain First Amendment to Third Amended and Restated Credit Agreement (the “Credit Agreement Amendment”). The Credit Agreement Amendment provides additional flexibility to the Company to pay dividends and to repurchase shares of its common stock by amending monetary limitations formerly applicable. The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 4.129 and is incorporated herein by reference.

        On December 6, 2004, Rental Car Finance Corp., an Oklahoma corporation, the Company, Operations, Deutsche Bank Trust Company Americas, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, N.A., Dollar Thrifty Funding Corp. and Credit Suisse First Boston entered into that certain Amendment No. 9 to Master Motor Vehicle Lease and Servicing Agreement (the “Lease Amendment”). The Lease Amendment provides additional flexibility to the Company to pay dividends and to repurchase shares of its common stock by amending monetary limitations formerly applicable. The foregoing description of the Lease Amendment is qualified in its entirety by reference to the Lease Amendment, a copy of which is attached hereto as Exhibit 4.130 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

        A copy of the Company’s press release, announcing an increase in the existing share repurchase program to $100 million, attached hereto as Exhibit 99.20, is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.129	First Amendment to Third Amended and Restated Credit Agreement dated as of December 6, 2004, among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc., formerly known as Dollar Rent A Car Systems, Inc., Thrifty Rent-A-Car System, Inc., Various Financial Institutions named therein, and Credit Suisse First Boston

4.130	Amendment No. 9 to Master Motor Vehicle Lease and Servicing Agreement dated as of December 6, 2004 among Rental Car Finance Corp., DTG Operations, Inc., formerly known as Dollar Rent A Car Systems, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, Dollar Thrifty Funding Corp. and Credit Suisse First Boston

10.40	Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective December 2, 2004 regarding the Fourth Amendment to Retirement Plan dated December 2, 2004, with amendment attached

10.41	Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective December 2, 2004 regarding the amendment to the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan under the Bank of Oklahoma N.A. Defined Contribution Prototype Plan & Trust dated January 1, 2005, with amendment attached

99.20	News release announcing increase in share repurchase program to $100 million, issued by Dollar Thrifty Automotive Group, Inc. on December 6, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. (Registrant)

December 8, 2004	By:	/s/ STEVEN B. HILDEBRAND

Steven B. Hildebrand
Senior Executive Vice President, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.129	First Amendment to Third Amended and Restated Credit Agreement dated as of December 6, 2004, among Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc., formerly known as Dollar Rent A Car Systems, Inc., Thrifty Rent-A-Car System, Inc., Various Financial Institutions named therein, and Credit Suisse First Boston

4.130	Amendment No. 9 to Master Motor Vehicle Lease and Servicing Agreement dated as of December 6, 2004 among Rental Car Finance Corp., DTG Operations, Inc., formerly known as Dollar Rent A Car Systems, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, Dollar Thrifty Funding Corp. and Credit Suisse First Boston

10.40	Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective December 2, 2004 regarding the Fourth Amendment to Retirement Plan dated December 2, 2004, with amendment attached

10.41	Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective December 2, 2004 regarding the amendment to the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan under the Bank of Oklahoma N.A. Defined Contribution Prototype Plan & Trust dated January 1, 2005, with amendment attached

99.20	News release announcing increase in share repurchase program to $100 million, issued by Dollar Thrifty Automotive Group, Inc. on December 6, 2004